UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2023

Bellicum Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36783	20-1450200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3730 Kirby Drive, Ste. 1200, Houston, TX 77098

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 281-454-3424

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed in the Current Report on Form 8-K filed on November 22, 2023 by Bellicum Pharmaceuticals, Inc., a Delaware corporation (the “Company”), the Company entered into an Asset Purchase Agreement (as amended, modified or supplemented from time to time, the “Asset Purchase Agreement”) with The University of Texas M.D. Anderson Cancer Center, an institution of higher education and an agency of the State of Texas (“MDACC”) on November 21, 2023, pursuant to which, among other things, MDACC will acquire substantially all of the Company’s assets, including all rights to each program of research and development related to (i) CaspaCIDe (inducible caspase-9), the Rimiducid-inducible safety switch designed to abrogate high-grade adverse events associated with genetically-modified cell therapies, (ii) inducible MyD88/CD40 (iMC), the Rimiducid-inducible activation switch designed to enhance effector cell proliferation and persistence and to resist exhaustion and inhibitory signals, (iii) dual-switch GoCAR-T, incorporating both iMC and a modified rapalog-inducible caspase-9 safety switch, and (iv) Rimiducid (the “Asset Sale”), and will assume certain related liabilities, in each case, subject to the terms and conditions of the Asset Purchase Agreement, including the approval by the holders of a majority of the voting power of all outstanding shares of the Company’s capital stock.

Beginning on or about December 14, 2023, the Company intends to mail an information statement to all stockholders of record as of the close of business on December 13, 2023 (the “Stockholders”), entitled to vote at a special meeting of the Company to be held virtually on January 24, 2024 at 8:00 a.m. Pacific Time (the “Special Meeting”) in connection with the Company’s request that the Stockholders consider and vote, in the manner and for the purposes specified in the information statement, (i) on a proposal to adopt and approve the Asset Purchase Agreement, the Asset Sale, which may be deemed under Delaware law to be a sale of substantially all of the Company’s assets, and the consummation of the other transactions contemplated by the Asset Purchase Agreement (the “Asset Sale Proposal”) and (ii) on a proposal to approve, subject to approval of the Asset Sale Proposal, the liquidation and dissolution of the Company in accordance with Section 275 of the Delaware General Corporation Law and pursuant to the Plan of Dissolution attached to the information statement (the “Plan of Dissolution”) which, if approved, will authorize the Company to liquidate and dissolve in accordance with the Plan of Dissolution (the “Dissolution Proposal”).

A copy of the information statement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future, or the completion or effects of the Asset Sale and the Dissolution. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the Asset Sale, satisfaction of closing conditions precedent to the consummation of the Asset Sale, potential delays in consummating the Asset Sale, the ability of the Company to timely execute the Dissolution, the execution costs to the Company of the Asset Sale and the Dissolution, the extent of other liabilities that the Company will be required to satisfy or reserve for in connection with the Dissolution, the impact of these costs and other liabilities on the cash, property and other assets available for distribution to the Stockholders in the Dissolution, the amount of cash (if any) that will be distributed to the Stockholders in connection with the Asset Sale and the Dissolution, outcomes to the Stockholders if the Asset Sale

Proposal and/or the Dissolution Proposal are not approved by the requisite Stockholders at the Special Meeting, and the Company’s potential issuance of certain super-voting stock described in the information statement and its effects. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most recent filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.

The forward-looking statements included in this information statement are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Exhibits
99.1	Information Statement of Bellicum Pharmaceuticals, Inc., dated December 14, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bellicum Pharmaceuticals, Inc.

Dated: December 14, 2023	By:	/s/ Richard A. Fair
Richard A. Fair
Principal Executive and Financial Officer